Exhibit 10.1

Execution Copy

CASE - 66636

Amendment Two
to the
Loan Agreement
between
Michigan Strategic Fund
and
Advanced Photonix, Inc.

This Amendment Two (the “Amendment”), dated November 6, 2013, is to the Loan Agreement between the Michigan Strategic Fund (the “MSF”) and Advanced Photonix, Inc. (the “Company”), dated September 15, 2005, as amended (the “Agreement”).

Pursuant to Section 9.11 of the Agreement, the Parties agree to amend the Agreement as follows:

1.	Revised Exhibit D is deleted in its entirety and replaced with the attached Second Revised Exhibit D.

The following document is incorporated by reference as binding obligations, terms and conditions of the Agreement:

Second Revised Exhibit D:  Third Amended and Restated Promissory Note

Except as specifically provided above, the Parties agree that all terms and conditions of the Agreement shall remain unchanged and in effect.

The signatories below warrant that they are empowered to enter into this Amendment.

COMPANY ACCEPTANCE:	Advanced Photonix, Inc.

Dated: _____________	___________________________
Jeff Anderson
Chief Financial Officer

MSF ACCEPTANCE:	Michigan Strategic Fund

Dated: _____________	___________________________
Karla K. Campbell
Fund Manager

1

Execution Copy

SECOND REVISED EXHIBIT D

FORM OF NOTE

THIRD AMENDED AND RESTATED PROMISSORY NOTE
(Line of Credit)

Up to $1,200,000	Dated: November 6, 2013

THIS THIRD AMENDED AND RESTATED PROMISSORY NOTE REPLACES AND AMENDS AND RESTATES IN ITS ENTIRETY THAT CERTAIN PROMISSORY NOTE (LINE OF CREDIT) EXECUTED BY BORROWER AND DELIVERED TO LENDER IN THE ORIGINAL PRINCIPAL AMOUNT OF UP TO ONE MILLION TWO HUNDRED THOUSAND DOLLARS ($1,200,000) DATED SEPTEMBER 15, 2005, AS AMENDED AND RESTATED ON JANUARY 26, 2009 AND JUNE 16, 2010 (THE “PRIOR NOTES”).  BY ACCEPTANCE OF THIS THIRD AMENDED AND RESTATED PROMISSORY NOTE, LENDER ACKNOWLEDGES AND AGREES THAT THE PRIOR NOTES SHALL CEASE TO EVIDENCE ANY OBLIGATIONS OF BORROWER TO LENDER.

FOR VALUE RECEIVED, Advanced Photonix, Inc. (the “Borrower”), promises to pay to the order of the Michigan Strategic Fund, a public body corporate and politic within the Department of Treasury of the State of Michigan (the “Lender” or “MSF”), at 300 North Washington Square, Lansing, Michigan or at such other place as Lender may designate in writing, the principal sum of One Million Two Hundred Thousand Dollars ($1,200,000) or such lesser sum as shall have been advanced by Lender to Borrower under this Note and as contemplated by that certain Loan Agreement between Borrower and Lender, dated September 15, 2005, as amended (the “Loan Agreement”), plus interest as hereinafter provided, all in lawful money of the United States of America, in accordance with the terms hereof.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

All disbursements made under this Third Amended and Restated Promissory Note (the “Note”) shall be charged to a loan account in Borrower’s name on Lender’s books, and Lender shall debit to such account the amount of each advance made to, and credit to such account the amount of each repayment made by Borrower.  From time to time and upon Borrower's request, Lender shall furnish Borrower a statement of Borrower’s loan account, which statement shall be deemed to be correct, accepted by, and binding upon Borrower, unless Lender receives a written statement of exceptions from Borrower within ten (10) calendar days after such statement has been furnished.

As of September 30, 2013, the Parties agree that the total outstanding balance due under this Note is Three Hundred Twenty Six Thousand Seven Hundred Forty Six Dollars ($326,746) (the “Outstanding Balance”).  Beginning September 1, 2013 the Outstanding Balance of this Note shall bear interest at a per annum rate of five percent (5.0%).  Interest shall be computed on the basis of the actual number of days elapsed.

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Commencing on October 1, 2013, and continuing on the first business day of each of the following twelve (12) calendar months, Borrower shall pay Lender interest only payments. On November 1, 2014 Borrower shall make a final payment to Lender which shall reflect all remaining outstanding indebtedness (the “Final Payment”).  If Borrower fails to make the Final Payment, beginning November 2, 2014 the then outstanding principal balance of this Note shall bear interest at a default per annum rate of fifteen percent (15%) until any unpaid portion of the remaining outstanding indebtedness, including all additional accrued interest, late fees and penalties, as applicable, is paid in full.

In the event that any payment under this Note is not received by Lender within ten days of the date when due, a late charge of five (5%) percent of the amount of such shall be due and payable.  Borrower agrees that the late charge is a reasonable estimate of the administrative costs which Lender will incur in processing the delinquency.  Lender’s acceptance of a late payment and/or of the late payment charge will not waive any default under this Note.

The Borrower shall have the right to prepay accrued interest and principal in whole or in part at any time without payment of any prepayment fee or penalty.  Prepayments are to be applied first to accrued interest and then to principal.

Upon the occurrence of a Trigger Event (as defined in the Debt Conversion Agreement)  or an Event of Default (as defined in the Loan Agreement), the entire Indebtedness, shall become immediately due and payable at the election of Lender without notice, demand or presentment.  All costs and expenses of collection, including, without limitation, reasonable attorney’s fees and expenses, shall be added to and become part of the total Indebtedness evidenced by this Note.

Upon the occurrence of a Trigger Event (as defined in the Debt Conversion Agreement dated May 12, 2010), Lender may at its sole option and discretion declare the entire indebtedness, plus a premium equal to seven percent (7%) of the then-outstanding principal balance of this Note, immediately due and payable.  Lender shall give Borrower written notice of this declaration of acceleration by sending a statement to Borrower stating the declaration and setting out the amount owed as of the date of the notice.  Interest shall continue to accrue at the rate set out herein until Borrower pays the indebtedness and such premium, in full.

Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and Borrower’s failure to pay the entire amount then due shall be and continue to be a default.  Upon the occurrence of any Event of Default under the Loan Agreement, neither the failure of Lender promptly to exercise its right to declare the outstanding principal and accrued unpaid interest and any applicable premium hereunder to be immediately due and payable, nor the failure of Lender to demand strict performance of any other obligation of Borrower, shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of Borrower or any other person who may be liable hereunder.

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Notwithstanding anything herein to the contrary, in no event shall Borrower be required to pay a rate of interest in excess of the Maximum Rate.  The term “Maximum Rate” shall mean the maximum non-usurious rate of interest that Lender is allowed to contract for, charge, take, reserve or receive under the applicable laws of any applicable state or of the United States of America (whichever from time to time permits the highest rate for the use, forbearance or detention of money) after taking into account, to the extent required by applicable law, any and all relevant payments or charges hereunder, or under any other document or instrument executed and delivered in connection therewith and the Indebtedness.

In the event Lender ever receives, as interest, any amount in excess of the Maximum Rate, such amount as would be excessive interest shall be deemed a partial prepayment of principal, and, if the principal hereof is paid in full, any remaining excess shall be returned to Borrower.  In determining whether or not the interest paid or payable, under any specified contingency, exceeds the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted by law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread the total amount of interest through the entire contemplated term of such indebtedness until payment is made in full of the principal (including the period of any extension or renewal thereof) so that the interest on account of such indebtedness shall not exceed the Maximum Rate.

This Note shall be binding upon Borrower and its permitted successors and assigns, and the benefits hereof shall inure to Lender and its successors and assigns.  This Note has been executed in the State of Michigan, and all rights and obligations hereunder shall be governed by the laws of the State of Michigan.

BORROWER:
ADVANCED PHOTONIX, INC.

___________________________
Jeff Anderson
Chief Financial Officer

Execution Copy

THIRD AMENDED AND RESTATED PROMISSORY NOTE
(Line of Credit)

Up to $1,200,000	Dated: November 6, 2013

THIS THIRD AMENDED AND RESTATED PROMISSORY NOTE REPLACES AND AMENDS AND RESTATES IN ITS ENTIRETY THAT CERTAIN PROMISSORY NOTE (LINE OF CREDIT) EXECUTED BY BORROWER AND DELIVERED TO LENDER IN THE ORIGINAL PRINCIPAL AMOUNT OF UP TO ONE MILLION TWO HUNDRED THOUSAND DOLLARS ($1,200,000) DATED SEPTEMBER 15, 2005, AS AMENDED AND RESTATED ON JANUARY 26, 2009 AND JUNE 16, 2010 (THE “PRIOR NOTES”).  BY ACCEPTANCE OF THIS THIRD AMENDED AND RESTATED PROMISSORY NOTE, LENDER ACKNOWLEDGES AND AGREES THAT THE PRIOR NOTES SHALL CEASE TO EVIDENCE ANY OBLIGATIONS OF BORROWER TO LENDER.

FOR VALUE RECEIVED, Advanced Photonix, Inc. (the “Borrower”), promises to pay to the order of the Michigan Strategic Fund, a public body corporate and politic within the Department of Treasury of the State of Michigan (the “Lender” or “MSF”), at 300 North Washington Square, Lansing, Michigan or at such other place as Lender may designate in writing, the principal sum of One Million Two Hundred Thousand Dollars ($1,200,000) or such lesser sum as shall have been advanced by Lender to Borrower under this Note and as contemplated by that certain Loan Agreement between Borrower and Lender, dated September 15, 2005, as amended (the “Loan Agreement”), plus interest as hereinafter provided, all in lawful money of the United States of America, in accordance with the terms hereof.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

All disbursements made under this Third Amended and Restated Promissory Note (the “Note”) shall be charged to a loan account in Borrower’s name on Lender’s books, and Lender shall debit to such account the amount of each advance made to, and credit to such account the amount of each repayment made by Borrower.  From time to time and upon Borrower's request, Lender shall furnish Borrower a statement of Borrower’s loan account, which statement shall be deemed to be correct, accepted by, and binding upon Borrower, unless Lender receives a written statement of exceptions from Borrower within ten (10) calendar days after such statement has been furnished.

As of September 30, 2013, the Parties agree that the total outstanding balance due under this Note is Three Hundred Twenty Six Thousand Seven Hundred Forty Six Dollars ($326,746) (the “Outstanding Balance”).  Beginning September 1, 2013 the Outstanding Balance of this Note shall bear interest at a per annum rate of five percent (5.0%).  Interest shall be computed on the basis of the actual number of days elapsed.

Commencing on October 1, 2013, and continuing on the first business day of each of the following twelve (12) calendar months, Borrower shall pay Lender interest only payments. On November 1, 2014 Borrower shall make a final payment to Lender which shall reflect all remaining outstanding indebtedness (the “Final Payment”).  If Borrower fails to make the Final Payment, beginning November 2, 2014 the then outstanding principal balance of this Note shall bear interest at a default per annum rate of fifteen percent (15%) until any unpaid portion of the remaining outstanding indebtedness, including all additional accrued interest, late fees and penalties, as applicable, is paid in full.

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In the event that any payment under this Note is not received by Lender within ten days of the date when due, a late charge of five (5%) percent of the amount of such shall be due and payable.  Borrower agrees that the late charge is a reasonable estimate of the administrative costs which Lender will incur in processing the delinquency.  Lender’s acceptance of a late payment and/or of the late payment charge will not waive any default under this Note.

The Borrower shall have the right to prepay accrued interest and principal in whole or in part at any time without payment of any prepayment fee or penalty.  Prepayments are to be applied first to accrued interest and then to principal.

Upon the occurrence of a Trigger Event (as defined in the Debt Conversion Agreement)  or an Event of Default (as defined in the Loan Agreement), the entire Indebtedness, shall become immediately due and payable at the election of Lender without notice, demand or presentment.  All costs and expenses of collection, including, without limitation, reasonable attorney’s fees and expenses, shall be added to and become part of the total Indebtedness evidenced by this Note.

Upon the occurrence of a Trigger Event (as defined in the Debt Conversion Agreement dated May 12, 2010), Lender may at its sole option and discretion declare the entire indebtedness, plus a premium equal to seven percent (7%) of the then-outstanding principal balance of this Note, immediately due and payable.  Lender shall give Borrower written notice of this declaration of acceleration by sending a statement to Borrower stating the declaration and setting out the amount owed as of the date of the notice.  Interest shall continue to accrue at the rate set out herein until Borrower pays the indebtedness and such premium, in full.

Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and Borrower’s failure to pay the entire amount then due shall be and continue to be a default.  Upon the occurrence of any Event of Default under the Loan Agreement, neither the failure of Lender promptly to exercise its right to declare the outstanding principal and accrued unpaid interest and any applicable premium hereunder to be immediately due and payable, nor the failure of Lender to demand strict performance of any other obligation of Borrower, shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of Borrower or any other person who may be liable hereunder.

Notwithstanding anything herein to the contrary, in no event shall Borrower be required to pay a rate of interest in excess of the Maximum Rate.  The term “Maximum Rate” shall mean the maximum non-usurious rate of interest that Lender is allowed to contract for, charge, take, reserve or receive under the applicable laws of any applicable state or of the United States of America (whichever from time to time permits the highest rate for the use, forbearance or detention of money) after taking into account, to the extent required by applicable law, any and all relevant payments or charges hereunder, or under any other document or instrument executed and delivered in connection therewith and the Indebtedness.

Execution Copy

In the event Lender ever receives, as interest, any amount in excess of the Maximum Rate, such amount as would be excessive interest shall be deemed a partial prepayment of principal, and, if the principal hereof is paid in full, any remaining excess shall be returned to Borrower.  In determining whether or not the interest paid or payable, under any specified contingency, exceeds the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted by law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread the total amount of interest through the entire contemplated term of such indebtedness until payment is made in full of the principal (including the period of any extension or renewal thereof) so that the interest on account of such indebtedness shall not exceed the Maximum Rate.

This Note shall be binding upon Borrower and its permitted successors and assigns, and the benefits hereof shall inure to Lender and its successors and assigns.  This Note has been executed in the State of Michigan, and all rights and obligations hereunder shall be governed by the laws of the State of Michigan.

BORROWER:
ADVANCED PHOTONIX, INC.

___________________________
Jeff Anderson
Chief Financial Officer